CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos.
33-73232 and 33-73230.









Memphis, Tennessee,
March 25, 1998


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